COMPANY DATA:
		COMPANY CONFORMED NAME:		PRIME COMPANIES INC
		CENTRAL INDEX KEY:			0001041581
		STANDARD INDUSTRIAL CLASSIFICATION:	RADIO TELEPHONE COMMUNICATIONS
		IRS NUMBER:				522031531
		STATE OF INCORPORATION:		DE
		FISCAL YEAR END:			1231

	FILING VALUES:
		FORM TYPE:		8-K
		SEC ACT:
		SEC FILE NUMBER:
		FILM NUMBER:

	BUSINESS ADDRESS:
		STREET 1:		409 CENTER STREET
		CITY:			YUBA CITY
		STATE:			CA
		ZIP:			95991
		BUSINESS PHONE:		(530) 755 3580

	MAIL ADDRESS:
		STREET 1:		409 CENTER STREET
		CITY:			YUBA CITY
		STATE:			CA
		ZIP:			95991

	FORMER COMPANY:
		FORMER CONFORMED NAME:	CORCORAN TECHNOLOGIES CORP
		DATE OF NAME CHANGE:	19970625


<SEQUENCE>1



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       -----------------------------------

                                  FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  December 14, 2004


                             PRIME COMPANIES, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                          52-2031531
         ------------------------------------------------------------
            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        409 Center Street, Yuba City, CA                        95991
       ----------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                                (530) 755-3580
                               -----------------
             (Registrant's telephone number, including area code)


Item 8. Other Events

     On December 13, 2004, Prime Companies, Inc. received an initial cash distribution from its investment in Cross Capital Fund, LLC. The net amount received was approximately $29,000, after repayment of a short term loan due to an affiliate of Cross in the approximate amount of $21,500, and partial payment of Cross' management fees in the approximate amount of $25,000.

     The Investment Exchange Agreement with Cross, entered into on March 24, 2004, provides that cash shall be distributed to the Members from time to time as the Managers shall determine, but not less often than monthly.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)


                                   /s/ Stephen Goodman
                                   -----------------------------
                                   Stephen Goodman
                                   Chief Financial Officer

Date:       December 13, 2004